As filed with the Securities and Exchange Commission on November 18, 2009

File No. 811-05028

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 215	☒

PIMCO Funds

(Exact name of Registrant as Specified in Charter)

840 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(866) 746-2606

Robert W. Helm, Esq. Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Brent R. Harris Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, California 92660
(Name and Address of Agent for Service)

It is intended that this filing will become effective immediately upon filing in accordance with section 8 of the Investment Company Act of 1940 and the rules thereunder.

EXPLANATORY NOTE

This Amendment No. 215 to the Registration Statement of PIMCO Funds (the “Trust” or the “Registrant”) on Form N-1A (File No. 811-05028) (the “Registration Statement”) is being filed to amend and supplement and make other non-material changes to the Trust’s Amendment No. 205 under the Investment Company Act of 1940, as amended (the “1940 Act”), filed on July 29, 2009. This Amendment pertains to the Offering Memorandum Supplements of the Trust’s Private Account Portfolio Series, each dated July 29, 2009.

The shares of beneficial interest in the Private Account Portfolio Series are not registered under the Securities Act of 1933, as amended (the “1933 Act”) because such shares will be issued by the Registrant solely in private placement transactions that do not involve any “public offering” within the meaning of the 1933 Act. Shares of the Private Account Portfolio Series may be purchased only by clients of Pacific Investment Management Company LLC, including separately managed private accounts and investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and other funds, who are “accredited investors,” as defined in Regulation D under the 1933 Act, and either (i) “qualified purchasers,” as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) “qualified institutional buyers,” as defined in Rule 144A(a)(1) under the 1933 Act. Shares of the Private Account Portfolio Series may also be purchased by certain investors outside of the United States consistent with applicable regulatory requirements. This Amendment is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the 1933 Act.

PIMCO Funds

Private Account Portfolio Series

Amendment dated November 18, 2009 to the

Offering Memorandum Supplement and the

Offering Memorandum Supplement for the

PIMCO Funds: Private Account Portfolio Series Short-Term Floating NAV Portfolio,

each dated July 29, 2009

Disclosure Related to All Portfolios

THIS SUPPLEMENT SUPERSEDES IN ITS ENTIRETY

THE SUPPLEMENT DATED NOVEMBER 12, 2009

Effective immediately, the final sentence of the second to last paragraph in the “Investment Restrictions” section of the Offering Memorandum Supplement on page 41 is deleted in its entirety and replaced with the following:

For all Portfolios except the High Yield Portfolio, in the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. For the High Yield Portfolio, in the event that ratings services assign different ratings to the same security, PIMCO will use the lowest rating as the credit rating for that security.

Effective immediately, the final sentence of the second to last paragraph in the “Investment Restrictions” section of the Offering Memorandum Supplement for the PIMCO Funds: Private Account Portfolio Series Short-Term Floating NAV Portfolio on page 28 is deleted in its entirety and replaced with the following:

In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.

Investors Should Retain This Amendment For Future Reference

PART C. OTHER INFORMATION

Item 23.	Exhibits

(a)	(1)	Amended and Restated Declaration of Trust Dated March 31, 2000(4)

	(2)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated February 26, 2008(5)

	(3)	Establishment and Designation of Two Additional Series of Shares of Beneficial Interest relating to the PIMCO Fixed Income Unconstrained Fund and PIMCO Global Advantage Fund dated April 9, 2008(7)

	(4)	Amended Designation of Two Existing Series of Shares and Establishment and Designation of Two Additional Classes relating to the PIMCO Unconstrained Bond Fund and PIMCO Global Advantage Strategy Bond Fund dated May 20, 2008(7)

	(5)	Establishment and Designation of Two Additional Classes of Shares of Beneficial Interest relating to the PIMCO Fundamental Advantage Tax Efficient Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund and PIMCO RealRetirement 2050 Fund dated May 20, 2008(8)

	(6)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO Global Multi-Asset Fund dated May 20, 2008(9)

	(7)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund and PIMCO Long Duration Corporate Bond Portfolio dated August 12, 2008(10)

	(8)	Amended Designation of One Existing Series of Shares of Beneficial Interest relating to the PIMCO Short-Term Floating NAV Portfolio dated October 9, 2008(11)

	(9)	Establishment and Designation of Two Additional Series and One Additional Class of Shares of Beneficial Interest relating to the PIMCO Government Money Market Fund and the PIMCO Treasury Money Market Fund dated September 30, 2008(12)

	(10)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO Long-Term Credit Fund dated December 30, 2008(13)

	(11)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO Unconstrained Tax Managed Bond Fund dated November 4, 2008(14)

	(12)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Short-Term Floating NAV Portfolio II dated February 23, 2009(15)

	(13)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Emerging Markets Infrastructure Bond Fund dated February 23, 2009(18)

	(14)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Muni GO Fund dated April 8, 2009(18)

	(15)	Amended Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Emerging Markets and Infrastructure Bond Fund and the PIMCO MuniGO Fund dated May 18, 2009(18)

	(16)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Real Income 2020 Fund and the PIMCO Real Income 2030 Fund dated May 18, 2009(20)

	(17)	Amended Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Real Income 2019 Fund and the PIMCO Real Income 2029 Fund dated May 18, 2009(20)

	(18)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Tax Managed Real Return Fund dated August 11, 2009(21)

(b)		Amended and Restated By-Laws of Registrant(19)

(c)		Not applicable

(d)	(1)	Amended and Restated Investment Advisory Contract dated February 23, 2009(16)

	(2)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets and Infrastructure Bond Fund and the PIMCO MuniGO Fund dated May 19, 2009(18)

	(3)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Real Income 2019 Fund, PIMCO Real Income 2029 Fund, and PIMCO Tax Managed Real Return Fund dated August 11, 2009(20)

	(4)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to fee changes dated October 1, 2009(21)

	(5)	Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset Fund dated July 18, 2002(17)

	(6)	Amendment to Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset Fund dated October 1, 2006(17)

	(7)	Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset All Authority Fund dated September 30, 2003(17)

	(8)	Amendment to Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset All Authority Fund dated October 1, 2006(17)

	(9)	Sub-Advisory Agreement relating to the PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund(21)

	(10)	Supplement to Sub-Advisory Agreement relating to the PIMCO Fundamental Advantage Tax Efficient Strategy Fund and PIMCO Fundamental Advantage Total Return Strategy Fund dated February 28, 2008(17)

	(11)	Sub-Advisory Agreement relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund dated November 10, 2008(19)

(e)	(1)	Amended and Restated Distribution Contract dated February 26, 2008(14)

	(2)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Unconstrained Bond Fund and PIMCO Global Advantage Strategy Bond Fund dated May 20, 2008(7)

	(3)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO EM Fundamental IndexPlus TR Strategy Fund, PIMCO Global Multi-Asset Fund and PIMCO Long Duration Corporate Bond Portfolio dated August 12, 2008(14)

	(4)	Supplement to Amendment to Amended and Restated Distribution Contract relating to the PIMCO Government Money Market Fund, PIMCO Treasury Money Market Fund and PIMCO Unconstrained Tax Managed Bond Fund dated November 4, 2008(14)

	(5)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Long-Term Credit Fund and PIMCO Short-Term Floating NAV Portfolio II dated February 23, 2009(17)

	(6)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Emerging Markets and Infrastructure Bond Fund and the PIMCO MuniGO Fund dated May 19, 2009(18)

	(7)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Real Income 2019 Fund, PIMCO Real Income 2029 Fund and PIMCO Tax Managed Real Return Fund dated August 11, 2009(21)

	(8)	Japan Dealer Sales Contract dated September 24, 2009(21)

(f)		Not Applicable

(g)	(1)	Custody and Investment Accounting Agreement dated January 1, 2000(19)

	(2)	Amendment to Custody and Investment Accounting Agreement dated June 8, 2001(19)

(h)	(1)	Supervision and Administration Agreement dated August 11, 2008(9)

	(2)	Supplement to the Supervision and Administration Agreement relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund, PIMCO Global Multi-Asset Fund and the PIMCO Long Duration Corporate Bond Portfolio dated August 12, 2008(9)

	(3)	Supplement to the Supervision and Administration Agreement relating to the PIMCO Government Money Market Fund, PIMCO Treasury Money Market Fund and PIMCO Unconstrained Tax Managed Bond Fund dated November 4, 2008(12)

	(4)	Supplement to the Supervision and Administration Agreement relating to the PIMCO Long-Term Credit Fund and PIMCO Short-Term Floating NAV Portfolio II dated February 24, 2009(16)

	(5)	Supplement to the Supervision and Administration Agreement relating to the PIMCO Emerging Markets and Infrastructure Bond Fund, PIMCO MuniGO Fund and PIMCO Convertible Fund dated May 19, 2009(18)

	(6)	Supplement to the Supervision and Administration Agreement relating to the PIMCO Real Income 2019 Fund, PIMCO Real Income 2029 Fund and PIMCO Tax Managed Real Return Fund dated August 11, 2009(21)

	(7)	Supplement to the Supervision and Administration Agreement relating to fee changes dated October 1, 2009(21)

	(8)	Fee Waiver Agreement relating to the PIMCO Global Advantage Strategy Bond Fund dated February 5, 2009(19)

	(9)	Amended and Restated Fee Waiver Agreement relating to PIMCO High Yield Municipal Bond Fund dated February 23, 2009(19)

	(10)	Amended and Restated Fee Waiver Agreement relating to PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund and PIMCO RealRetirement 2050 Fund dated February 23, 2009(19)

	(11)	Amended and Restated Fee Waiver Agreement relating to PIMCO Income Fund dated February 23, 2009(19)

	(12)	Second Amended and Restated Fee Waiver Agreement relating to PIMCO High Yield Municipal Bond Fund for Class A, Class C and Class D Shares dated February 23, 2009(19)

	(13)	Amended and Restated Fee Waiver Agreement relating to PIMCO Global Multi-Asset Fund dated February 23, 2009(19)

	(14)	Fee and Expense Limitation Agreement relating to PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund dated March 5, 2009(19)

	(15)	PIMCO Cayman Commodity Fund I Ltd. Appointment of Agent for Service of Process(6)

	(16)	PIMCO Cayman Commodity Fund II Ltd. Appointment of Agent for Service of Process(12)

	(17)	Transfer Agency and Service Agreement(14)

(i)		Opinion and Consent of Counsel(22)

(j)		Consent of Independent Registered Public Accounting Firm(22)

(k)		Not Applicable

(l)		Not Applicable

(m)	(1)	Distribution and Servicing Plan for Class A Shares(19)

	(2)	Distribution and Servicing Plan for Class B Shares(19)

	(3)	Distribution and Servicing Plan for Class C Shares(19)

	(4)	Amended and Restated Distribution Plan for Administrative Class Shares(19)

	(5)	Amended and Restated Administrative Services Plan for Administrative Class Shares(19)

	(6)	Distribution and Servicing Plan for Class J Shares(19)

	(7)	Distribution and Servicing Plan for Class K Shares(19)

	(8)	Administrative Services Plan for Advisor Class Shares(19)

	(9)	Distribution Plan for Advisor Class Shares(19)

	(10)	Distribution and Services Plan for Class R Shares(19)

	(11)	Form of Administrative Services Plan for Class P Shares(6)

	(12)	Form of Shareholder Servicing Agreement for Class P Shares(6)

	(13)	Form of Shareholder Servicing Agreement for Class M Shares(16)

(n)		Eighth Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3(12)

(p)	(1)	Code of Ethics for the Registrant(18)

	(2)	Code of Ethics for PIMCO(18)

	(3)	Code of Ethics for Allianz Global Investors Distributors LLC(18)

	(4)	Form of Code of Ethics for Research Affiliates, LLC(3)

*	Power of Attorney(1)
**	Form of Power of Attorney(2)
***	Power of Attorney(17)
****	Power of Attorney(19)

(1)	Filed with Post-Effective Amendment No. 36 on July 11, 1997, and incorporated by reference herein.
(2)	Filed with Post-Effective Amendment No. 68 on June 28, 2002, and incorporated by reference herein.
(3)	Filed with Post-Effective Amendment No. 119 on December 19, 2006, and incorporated by reference herein.
(4)	Filed with Post-Effective Amendment No. 128 on December 14, 2007, and incorporated by reference herein.
(5)	Filed with Post-Effective Amendment No. 129 on February 27, 2008, and incorporated by reference herein.
(6)	Filed with Post-Effective Amendment No. 133 on April 29, 2008, and incorporated by reference herein.
(7)	Filed with Post-Effective Amendment No. 136 on June 24, 2008, and incorporated by reference herein.
(8)	Filed with Post-Effective Amendment No. 138 on July 28, 2008, and incorporated by reference herein.
(9)	Filed with Post-Effective Amendment No. 140 on August 27, 2008, and incorporated by reference herein.
(10)	Filed with Amendment No. 178 on October 1, 2008, and incorporated by reference herein.
(11)	Filed with Amendment No. 180 on October 10, 2008, and incorporated by reference herein.
(12)	Filed with Post-Effective Amendment No. 147 on December 22, 2008, and incorporated by reference herein.
(13)	Filed with Post-Effective Amendment No. 148 on January 2, 2009, and incorporated by reference herein.
(14)	Filed with Post-Effective Amendment No. 150 on January 26, 2009, and incorporated by reference herein.
(15)	Filed with Amendment No. 191 on February 27, 2009, and incorporated by reference herein.
(16)	Filed with Post-Effective Amendment No. 151 on March 18, 2009, and incorporated by reference herein.
(17)	Filed with Post-Effective Amendment No. 153 on April 13, 2009, and incorporated by reference herein.
(18)	Filed with Post-Effective Amendment No. 157 on June 8, 2009, and incorporated by reference herein.
(19)	Filed with Post-Effective Amendment No. 160 on July 29, 2009, and incorporated by reference herein.
(20)	Filed with Post-Effective Amendment No. 165 on August 28, 2009, and incorporated by reference herein.
(21)	Filed with Post-Effective Amendment No. 167 on October 28, 2009, and incorporated by reference herein.
(22)	To be filed by amendment.

Item 24.	Persons Controlled by or Under Common Control with Registrant.

The Trust through the CommodityRealReturn Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund I Ltd. (“CRRS Subsidiary”), a company organized under the laws of the Cayman Islands. The CRRS Subsidiary’s financial statements will be included, on a consolidated basis, in the CommodityRealReturn Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the Global Multi-Asset Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund II Ltd. (“GMA Subsidiary”), a company organized under the laws of the Cayman Islands. The GMA Subsidiary’s financial statements will be included, on a consolidated basis, in the Global Multi-Asset Fund’s annual and semi-annual reports to shareholders.

Item 25.	Indemnification

Reference is made to Article IV of the Registrant’s Amended and Restated Declaration of Trust, which was filed with the Registrant’s Post-Effective Amendment No. 128 on December 14, 2007.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.	Business and Other Connections of the Investment Adviser

The directors and officers of PIMCO and their business and other connections are as follows:

Name	Business and Other Connections
Adatia, Tina	Vice President, PIMCO.
Afrasiabi, Mark S.	Senior Vice President, PIMCO.
Agredano, Carlos	Vice President, PIMCO.
Akerberg, Oskar	Vice President, PIMCO.
Allamanis, Georgios	Vice President, PIMCO.
Althof, Michael	Vice President, PIMCO.
Amey, Mike	Executive Vice President, PIMCO and PIMCO Europe Limited.
Ananthanarayanan, Mangala V.	Vice President, PIMCO.
Anctil, Stacie D.	Senior Vice President, PIMCO; Assistant Treasurer, the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Anderson, Joshua M.	Executive Vice President, PIMCO.
Andrews, David S.	Executive Vice President, PIMCO.
Anochie, Kwame A.	Vice President, PIMCO.
Arnold, Tammie J.	Managing Director, PIMCO.
Arora, Amit	Senior Vice President, PIMCO. Formerly, Executive Director, J.P. Morgan.
Avancini, Joerg	Vice President, PIMCO.
Baker, Brian P.	Managing Director, PIMCO.
Balls, Andrew Thomas	Executive Vice President, PIMCO.
Bansal, Sharad	Vice President, PIMCO.
Barnes, Donna E.	Vice President, PIMCO.
Beard, Christopher	Vice President, PIMCO.
Beaumont, Stephen B.	Executive Vice President, PIMCO.
Beck, Lee Davison	Senior Vice President, PIMCO. Formerly, Senior Vice President, Allianz Global Investors Distributors.

Name	Business and Other Connections
Benson, Sandra M.	Vice President, PIMCO.
Benz II, William R.	Managing Director, PIMCO.
Ben-Zvi, Kfir	Vice President, PIMCO.
Berman, Scott	Senior Vice President, PIMCO. Formerly, Vice President, JPMorgan Chase Proprietary Positioning Business.
Berndt, Andreas	Senior Vice President, PIMCO.
Bertolo, Matteo	Vice President, PIMCO.
Bhansali, Vineer	Managing Director, PIMCO.
Bierman, Dave H.	Vice President, PIMCO.
Bishop, Gregory A.	Executive Vice President, PIMCO.
Blair, David James	Senior Vice President, PIMCO.
Blau, Volker	Executive Vice President, PIMCO.
Blomenkamp, Felix	Senior Vice President, PIMCO.
Blute, Ryan Patrick	Senior Vice President, PIMCO.
Bodereau, Philippe	Executive Vice President, PIMCO.
Boehm, Timo	Vice President, PIMCO.
Bolton, Laurence Edwin	Vice President, PIMCO. Formerly, Senior Associate, Dechert LLP.
Bosomworth, Andrew	Executive Vice President, PIMCO.
Boyd,C Robert	Vice President, PIMCO.
Brandl, Michael	Vice President, PIMCO.
Braun, David L.	Senior Vice President, PIMCO. Formerly, Executive Vice President and Chief Risk Officer, The Hartford - Hartford Investment Management Co.
Brenner, Matthew H.	Vice President, PIMCO.
Bridwell, Jennifer S.	Executive Vice President, PIMCO.
Brittain, WH Bruce	Executive Vice President, PIMCO.
Broadwater, Kevin M.	Senior Vice President, PIMCO.
Brons, Jelle	Vice President, PIMCO.
Brown, Erik C.	Senior Vice President, PIMCO. Assistant Treasurer, the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Vice President, StocksPLUS Management Inc.
Brune, Christopher P.	Vice President, PIMCO.
Bui, Giang H.	Senior Vice President, PIMCO.
Burdian, Michael R.	Vice President, PIMCO.
Burns, Michael A.	Senior Vice President, PIMCO and PIMCO Europe Limited.
Burns, Robert	Vice President, PIMCO.
Byer, Jeffrey A.	Vice President, PIMCO.
Callin, Sabrina C.	Executive Vice President, PIMCO; Vice President, StocksPLUS Management, Inc.
Caltagirone, Christopher	Vice President, PIMCO.
Cantrill, Elizabeth D.	Vice President, PIMCO.
Carnachan, Robert Scott	Senior Vice President, PIMCO and PIMCO Asia PTE Limited.
Cavalieri, John R.	Senior Vice President, PIMCO.
Chen, Wing-Harn	Vice President, PIMCO.
Cheng, Audrey	Vice President, PIMCO. Formerly, Associate, Morrison & Foerster, LLP.
Chin, Tracy	Vice President, PIMCO and PIMCO Asia PTE Limited.
Chipp, William	Vice President, PIMCO.

Name	Business and Other Connections
Chopra, Amit	Vice President, PIMCO.
Clarida, Richard H.	Executive Vice President, PIMCO.
Clark, Raymond Matthew	Vice President, PIMCO.
Clarke, James Robert	Vice President, PIMCO.
Colasuonno, Richard T.	Vice President, PIMCO.
Colter Jr., Eugene M.	Senior Vice President, PIMCO. Formerly, Editorial Director, Peppercorn.
Conseil, Cyrille R.	Executive Vice President, PIMCO.
Cooke, Anthony H.	Vice President, PIMCO.
Cornelius, Darryl P.	Vice President, PIMCO.
Cortes Gonzalez, Ana	Vice President, PIMCO. Formerly, Portfolio Manager, Commerzbank AG.
Crescenzi, Anthony	Senior Vice President, PIMCO. Formerly, Chief Bond Market Strategist, Partner and Chairman, Miller Tabak Asset Management.
Cressy, Jonathan B.	Senior Vice President, PIMCO.
Cumby III, William S.	Vice President, PIMCO. Formerly, Trader, CMBS Capital Markets Desk.
Cummings, John B.	Executive Vice President, PIMCO.
Cupps, Wendy W.	Managing Director, PIMCO.
Dada, Suhail H.	Executive Vice President, PIMCO.
Dahlhoff, Juergen	Vice President, PIMCO.
Damodaran, Kumaran	Senior Vice President, PIMCO. Formerly, Senior Vice President, Lehman Brothers.
Danielsen, Birgitte	Vice President, PIMCO.
Darling, James	Senior Vice President, PIMCO. Formerly, Vice President, Desjardins Securities Inc.
Das, Aniruddha	Vice President, PIMCO.
David, Evan A.	Vice President, PIMCO.
Dawson, Craig A.	Managing Director, PIMCO.
De Bellis, Mary	Vice President, PIMCO.
De Leon, William	Executive Vice President, PIMCO.
De Lorenzo, Nicola A.	Vice President, PIMCO.
Devlin, Edward	Executive Vice President, PIMCO.
Dialynas, Chris P.	Managing Director, PIMCO.
Dilek, Burcin	Vice President, PIMCO.
Dittrich, Hanno	Vice President, PIMCO. Formerly, Vice President, DWS Holdings & Service GmbH.
Dombrovsky, Anton	Vice President, PIMCO.
Dorff, David J.	Senior Vice President, PIMCO.
Dorrian, Peter G.	Senior Vice President, PIMCO.
Dorsten, Matthew P.	Vice President, PIMCO.
Dubitsky, Rod S.	Executive Vice President, PIMCO. Formerly, Managing Director, Credit Suisse.
Dugan, Travis J.	Vice President, PIMCO.
Durham, Jennifer E.	Executive Vice President and Chief Compliance Officer, PIMCO, the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Dutta, Manish	Vice President, PIMCO.

Name	Business and Other Connections
Edler, Vernon	Vice President, PIMCO.
Edwards, Ben M.	Vice President, PIMCO.
Eedes, Linda	Senior Vice President, PIMCO.
El-Erian, Mohamed A.	Managing Director, PIMCO. Formerly, President and CEO of Harvard Management Co. Senior Vice President of the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Ellis, Edward L.	Vice President, PIMCO.
Eltz, Antoinette	Vice President, PIMCO and PIMCO Europe Limited.
Emons, Ben	Senior Vice President, PIMCO. Formerly, Vice President/Portfolio Manager, Nuveen Investments LLC.
England, Jason S.	Vice President, PIMCO.
Estep, Bret W.	Vice President, PIMCO.
Evans, Stefanie D.	Vice President, PIMCO.
Fan, Derek Chung L.	Vice President, PIMCO.
Feeny, Martin E.	Senior Vice President, PIMCO.
Fejdasz, Melissa A.	Vice President, PIMCO.
Ferber, Steven E.	Senior Vice President, PIMCO. Formerly, Executive Vice President, AST Capital Trust Company of Delaware.
Fields, Robert A.	Senior Vice President, PIMCO.
Finkenzeller, Thomas	Vice President, PIMCO.
Fisher III, David N.	Executive Vice President, PIMCO. Formerly, Managing Director, Halbis Capital Management.
Fisher, Marcellus M.	Senior Vice President, PIMCO.
Flattum, David C.	Managing Director, General Counsel, PIMCO. Chief Legal Officer, the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Forsyth, Andrew C.	Vice President, PIMCO.
Fournier, Joseph A.	Executive Vice President, PIMCO.
Fowler, Ellen	Vice President, PIMCO.
Foxall, Julian	Senior Vice President, PIMCO.
Frisch, Ursula T.	Senior Vice President, PIMCO.
Froehlich, Frank	Vice President, PIMCO.
Fuhrmann, Dorothee J.	Executive Vice President, PIMCO. Formerly, Managing Director, Lehman Brothers International.
Fulford III, Richard F.	Executive Vice President, PIMCO.
Furusho, Hiroaki	Vice President, PIMCO.
Galli, Leandro J.	Vice President, PIMCO.
Gandolfi, Alessandro	Senior Vice President, PIMCO. Formerly, Director, Sanpaolo IMI Group.
Garbuzov, Yuri P.	Senior Vice President, PIMCO.
Garnett, Andrew	Vice President, PIMCO. Formerly, Director, UBS Global Asset Management (UK) Limited).
Getter, Christopher T.	Senior Vice President, PIMCO. Formerly, Emerging Market Debt Research Analyst, Fidelity Management & Research Co.
Gibson, Thomas C.	Vice President, PIMCO.
Gingrich, Robert M.	Vice President, PIMCO.
Giurlani, Gian Luca	Senior Vice President, PIMCO. Formerly, Managing Director, Crosby Forsyth.
Gleason, G. Steven	Executive Vice President, PIMCO.

Name	Business and Other Connections
Gomez, Michael A.	Executive Vice President, PIMCO.
Gould, Linda J.	Vice President, PIMCO.
Grabar, Gregory S.	Senior Vice President, PIMCO.
Grady, Myrrha H.	Vice President, PIMCO.
Graham, Stuart T.	Senior Vice President, PIMCO. Formerly, Vice President & Managing Director, MFC Global Investment Management.
Graves, Zoya S.	Vice President, PIMCO.
Greer, Robert J.	Executive Vice President, PIMCO.
Griffiths, John	Senior Vice President, PIMCO. Formerly, Head of Pension Fund Development, Santander Global Banking & Markets.
Gross, Jared B.	Senior Vice President, PIMCO. Formerly, Senior Vice President, Lehman Brothers.
Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member, PIMCO. Director, StocksPLUS Management, Inc. Senior Vice President of the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Gruben, Kristin L.	Vice President, PIMCO.
Grzesik, Marco	Vice President, PIMCO.
Gu, Haidi	Vice President, PIMCO.
Gupta, Sachin	Senior Vice President, PIMCO.
Gupta, Shailesh	Senior Vice President, PIMCO.
Haaf, Tim	Vice President, PIMCO.
Hagmeier, William Robert	Vice President, PIMCO. Formerly, Vice President, Advantus Capital Management.
Hally, Gordon C.	Executive Vice President, PIMCO.
Hardaway, John P.	Executive Vice President, PIMCO. Vice President, StocksPLUS Management, Inc. Treasurer, the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Harris, Brent Richard	Managing Director and Executive Committee Member, PIMCO. Director and President, StocksPLUS Management, Inc. Trustee, Chairman and President of the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II.
Harumi, Kazunori	Executive Vice President, PIMCO.
Hastings, Arthur J.	Senior Vice President, PIMCO. Vice President, StocksPLUS Management Inc.
Hauschild, Matthew R.	Vice President, PIMCO.
Hayes, Ray C.	Senior Vice President, PIMCO.
Heimann, Ilan	Senior Vice President, PIMCO.
Helsing, Jeffrey	Senior Vice President, PIMCO.
Heravi, Kaveh C.	Vice President, PIMCO.
Herlan, Hans Joerg	Vice President, PIMCO.
Hockswender, Thomas R.	Vice President, PIMCO. Formerly, Executive Director, JPMorgan.
Hodge, Douglas M.	Managing Director, PIMCO.
Hofmann, Richard P.E.	Senior Vice President, PIMCO. Formerly, Analyst, Creditsights, Inc.
Holden, Brent L.	Managing Director, PIMCO.
Holloway Jr., Dwight F.	Executive Vice President, PIMCO.

Name	Business and Other Connections
Horne, Jonathan L.	Senior Vice President, PIMCO.
Hsiang, Hwa-Ming	Vice President, PIMCO.
Hu, Gang	Senior Vice President, PIMCO. Formerly, Director, Deutsche Bank.
Huerta, Maryam	Vice President, PIMCO.
Hyman, Daniel Herbert	Senior Vice President, PIMCO. Formerly, Vice President, Credit Suisse.
Ing, Terrence	Vice President, PIMCO. Formerly, Senior Research Analyst, Wells Fargo Securities Investment Group.
Ivascyn, Daniel J.	Managing Director, PIMCO.
Jacobs IV, Lew W.	Managing Director, PIMCO.
Jacobs, Brian H.	Vice President, PIMCO.
Jann, Juergen	Senior Vice President, PIMCO.
Johnson, Eric D.	Vice President, PIMCO.
Johnson, Kelly	Vice President, PIMCO.
Johnson, Nicholas J.	Senior Vice President, PIMCO.
Jones, Jeff	Vice President, PIMCO. Formerly, Head of Leadership Assessment & Development Group, HSBC Holding PLC.
Jones, Steven L.	Vice President, PIMCO. Vice President, StocksPLUS Management Inc.
Jordan, Daniel V.	Vice President, PIMCO.
Kakuchi, Tadashi	Vice President, PIMCO.
Karpov, Natalie	Vice President, PIMCO.
Katz, Ulrich	Senior Vice President, PIMCO.
Kavafyan, Constance	Vice President, PIMCO.
Keck, Andreas	Senior Vice President, PIMCO.
Kellerhals, Philipp	Vice President, PIMCO.
Kelly, Benjamin Marcus	Senior Vice President, PIMCO.
Kersman, Alec	Vice President, PIMCO.
Kezelman, Jason M.	Vice President, PIMCO.
Kiesel, Mark R.	Executive Vice President, PIMCO.
Kim, Aaron	Vice President, PIMCO. Formerly, Executive Director and Counsel, JPMorgan Chase Bank, N.A.
Kim, Lisa	Vice President, PIMCO.
King Jr., John Stephen	Senior Vice President, PIMCO. Vice President, Senior Counsel, and Secretary, the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
King, Stephanie Lorraine	Executive Vice President, PIMCO.
Kingston, Rafer A.	Vice President, PIMCO.
Kirkbaumer, Steven P.	Senior Vice President, PIMCO.
Kirkowski, John J.	Vice President, PIMCO.
Kishimoto, Yayoi	Vice President, PIMCO.
Klug, Harald	Vice President, PIMCO.
Komatsu, Hugo	Vice President, PIMCO.
Komatsu, Mitsuaki	Senior Vice President, PIMCO.
Korinke, Kimberley Grace	Senior Vice President, PIMCO.
Korinke, Ryan P.	Senior Vice President, PIMCO.
Kressin, Thomas	Senior Vice President, PIMCO.
Kuhner, Kevin D.	Senior Vice President, PIMCO.

Name	Business and Other Connections
Kumar, Mukund	Vice President, PIMCO.
Lachhammer, Stefan	Vice President, PIMCO.
Lackey, Warren M.	Senior Vice President, PIMCO.
Lang, Eddie	Vice President, PIMCO.
Lange, Thomas	Vice President, PIMCO.
Larsen, Henrik P.	Senior Vice President, PIMCO. Vice President, the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
LeBrun Jr., Richard R.	Senior Vice President, PIMCO; Assistant Secretary, StocksPLUS Management, Inc.
Lee, Alvin Lip Sin	Vice President, PIMCO.
Lee, Robert Ru-Bor	Vice President, PIMCO.
Lehavi, Yanay	Executive Vice President, PIMCO.
Leong, Chon-Ian	Vice President, PIMCO.
Leong, Foong C.	Vice President, PIMCO.
Lettich, Bruno J.	Executive Vice President, PIMCO. Formerly, Managing Director, Merrill Lynch & Co.
Li, Ji	Senior Vice President, PIMCO. Formerly, Vice President, Goldman Sachs.
Li, Li	Vice President, PIMCO.
Lian, Chia Liang	Senior Vice President, PIMCO.
Lilly III, Frederick V.	Vice President, PIMCO. Formerly, Vice President, Portfolio Manager, The Bank of New York.
Linder, Astrid	Vice President, PIMCO.
Linke, Gordon F.	Senior Vice President, PIMCO. Formerly, Strategic Account Manager, Barclays Global Investors.
Liwski, Michael V.	Vice President, PIMCO.
Lofdahl, Christopher F.	Vice President, PIMCO.
Loh, Cynthia E. Yue-Ling	Vice President, PIMCO.
Loh, John J.	Senior Vice President, PIMCO.
Long, Hui	Vice President, PIMCO. Formerly, Vice President, Countrywide Financial Corp.
Lopez, Joy L.	Vice President, PIMCO.
Lopez, Rafael A.	Senior Vice President, PIMCO.
Loriferne, Matthieu H. F.	Vice President, PIMCO.
Louanges, Matthieu	Executive Vice President, PIMCO.
Love, David B.	Vice President, PIMCO. Formerly, Director, Treesdale Partners, LLC.
Lowe, Erika Hayflick	Vice President, PIMCO.
Lown, David C.	Managing Director, PIMCO.
Ludwig, Steven	Senior Vice President, PIMCO.
Mak, Richard	Senior Vice President, PIMCO.
Mandy, Alain	Vice President, PIMCO. Formerly, Audit Senior Manager/Director, PricewaterhouseCoopers.
Manseau Guerdat, Chantal Marie-Helene	Vice President, PIMCO.
Maoui, Idriss	Vice President, PIMCO. Formerly, Assistant Vice President, Barclays Capital.
Martel, Rene	Senior Vice President, PIMCO.
Martin, Scott W.	Senior Vice President, PIMCO.

Name	Business and Other Connections
Martini, Nadege	Vice President, PIMCO.
Masanao, Tomoya	Executive Vice President, PIMCO.
Mather, Scott A.	Managing Director, PIMCO.
Mayershofer, Veronika	Vice President, PIMCO.
Mazzocchi, Bettina E.	Vice President, PIMCO. Formerly, Vice President, Morgan Stanley.
McCann, Patrick Murphy	Vice President, PIMCO.
McCarthy, Sean M.	Vice President, PIMCO. Formerly, Senior Vice President, Lehman Brothers Inc.
McCray, Mark V.	Managing Director, PIMCO.
McCulley, Paul A.	Managing Director, PIMCO.
McDevitt, Joseph V.	Managing Director, PIMCO. Director and Chief Executive Officer, PIMCO Europe Limited. Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited.
Mead, Robert	Executive Vice President, PIMCO.
Meggers, Julie Ann	Senior Vice President, PIMCO.
Merz, Frederic	Vice President, PIMCO.
Metsch, Mark E.	Vice President, PIMCO.
Mewbourne, Curtis A.	Managing Director, PIMCO.
Meyn, Cynthia L.	Senior Vice President, PIMCO. Formerly, Managing Director, Morgan Stanley.
Micali, Carlo	Vice President, PIMCO. Formerly, Financial Analyst, Perlinski & Co.
Mierau, Kristion T.	Vice President, PIMCO.
Mieth, Roland	Vice President, PIMCO. Formerly, Emerging Markets Marketer/Structurer, JPMorgan.
Miller Jr., Kendall P.	Senior Vice President, PIMCO.
Miller, John M.	Executive Vice President, PIMCO.
Millimet, Scott A.	Executive Vice President, PIMCO.
Milo, Davida J.	Senior Vice President, PIMCO.
Minaki, Haruki	Executive Vice President, PIMCO.
Mitchell, Gail	Senior Vice President, PIMCO.
Mittal, Mohit	Vice President, PIMCO.
Moeljanto, Lanny H.	Vice President, PIMCO.
Mogelof, Eric J.	Executive Vice President, PIMCO.
Molloy, Carol	Vice President, PIMCO.
Monson, Kristen S.	Executive Vice President, PIMCO.
Moore, James F.	Executive Vice President, PIMCO.
Morena, Robert	Executive Vice President, PIMCO. Formerly, Managing Director, JPMorgan Asset Management.
Morrison, John E.	Vice President, PIMCO.
Moyer, Stephen G.	Senior Vice President, PIMCO. Formerly, Director, Tennenbaum Capital Partners, LLC.
Muehlethaler, Jeffrey Charles	Vice President, PIMCO. Formerly, Vice President, Deutsche Bank.
Mukherji, Raja	Senior Vice President, PIMCO. Formerly, Senior Research Analyst, Chatham Asset Management.
Mulcahy, Matthew J.	Senior Vice President, PIMCO.

Name	Business and Other Connections
Murano, Yuko	Vice President, PIMCO.
Murata, Alfred T.	Executive Vice President, PIMCO.
Murray, John W.	Senior Vice President, PIMCO. Formerly, Vice President, JER Partners.
Nabors, Robin	Vice President, PIMCO.
Nambimadom, Ramakrishnan S.	Senior Vice President, PIMCO.
Nest, Matthew J.	Senior Vice President, PIMCO.
Ng, Albert K.	Vice President, PIMCO.
Nguyen, Tommy D.	Vice President, PIMCO.
Nicholls, Steven B.	Senior Vice President, PIMCO.
Nieves, Roger O.	Senior Vice President, PIMCO.
Nojima, Sachiko	Vice President, PIMCO.
Norris, John F.	Vice President, PIMCO.
Nunziata, Cristina	Vice President, PIMCO.
O’Connell, Gillian	Senior Vice President, PIMCO.
Okamura, Shigeki	Senior Vice President, PIMCO.
Okuma, Sachiko	Vice President, PIMCO.
Okun, Eric A.	Executive Vice President, PIMCO.
Olazabal, Joshua A.	Vice President, PIMCO.
Oliva, Jennifer L.	Vice President, PIMCO.
Ollenburger, Loren P.	Vice President, PIMCO.
Ong, Arthur Y.D.	Executive Vice President, PIMCO; Secretary, StocksPLUS Management, Inc.
Ongaro, Douglas J.	Executive Vice President, PIMCO.
Osborne, Simon Timothy	Senior Vice President, PIMCO.
Osses, Guillermo Ariel	Executive Vice President, PIMCO. Formerly, Director, Barclays Capital.
Otterbein, Marie S.	Vice President, PIMCO.
Otterbein, Thomas J.	Managing Director, PIMCO.
Ozeki, Koyo	Executive Vice President, PIMCO. Formerly, Senior Advisor, Nomura Securities.
Padmanabhan, Lalantika	Vice President, PIMCO.
Pagani, Lorenzo P.	Senior Vice President, PIMCO.
Parikh, Bijal Y.	Vice President, PIMCO.
Parikh, Saumil H.	Executive Vice President, PIMCO.
Park, Jung	Executive Vice President, PIMCO. Formerly, Senior Managing Director, Bear Stearns Asia Limited.
Pascutti, Michael J.	Executive Vice President, PIMCO. Formerly Founding Partner, Sandelman Partners.
Paulson, Bradley W.	Executive Vice President, PIMCO.
Pejavar, Sheila M.	Vice President, PIMCO.
Perez, Iohan	Vice President, PIMCO.
Perez, Keith	Senior Vice President, PIMCO.
Philipp, Elizabeth M.	Executive Vice President, PIMCO.
Phillipson, Daniel	Senior Vice President, PIMCO.
Pimentel, Rudolph	Senior Vice President, PIMCO.
Pittman, David J.	Senior Vice President, PIMCO.
Pont, Nicholas J.	Vice President, PIMCO.
Porterfield, Mark J.	Executive Vice President, PIMCO.

Name	Business and Other Connections
Posch, Brigitte	Executive Vice President, PIMCO. Formerly, Managing Director, Deutsche Bank.
Pothalingam, Ketishwaran S.	Senior Vice President, PIMCO. Formerly, Credit Fund Manager, Threadneedle Asset Management.
Potthof, Axel	Senior Vice President, PIMCO.
Powers, William C.	Managing Director, PIMCO.
Price, Rosamond J.	Vice President, PIMCO.
Pricer, Jesse L.	Vice President, PIMCO.
Putnicki, Matthew S.	Vice President, PIMCO.
Putyatin, Vladyslav	Senior Vice President, PIMCO. Formerly, Director, Deutsche Bank AG.
Qiao, Yi	Vice President, PIMCO.
Qiu, Ying	Vice President, PIMCO. Formerly, Portfolio Manager, ING Investment Management.
Qu, Wendong	Senior Vice President, PIMCO.
Rahari, Pierre-Yves	Vice President, PIMCO. Formerly, Senior Associate, Morgan Stanley Investment Management (Luxembourg).
Rahman, Lupin	Vice President, PIMCO. Formerly, Policy Review Division, Policy Development and Review.
Ratner, Joshua D.	Vice President, PIMCO. Assistant Secretary, the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Ravano, Emanuele	Managing Director, PIMCO.
Reimer, Danelle J.	Vice President, PIMCO.
Reimer, Ronald M.	Senior Vice President, PIMCO.
Reisz, Paul W.	Senior Vice President, PIMCO.
Repoulis, Yiannis	Senior Vice President, PIMCO.
Rice, Thomas Edmund	Senior Vice President, PIMCO.
Riendeau, Kevin	Vice President, PIMCO. Formerly, Vice President, Morgan Stanley.
Rodosky, Stephen A.	Executive Vice President, PIMCO.
Rogers, William A.	Vice President, PIMCO.
Rollins, Melody	Senior Vice President, PIMCO.
Romano, Mark A.	Senior Vice President, PIMCO.
Rowe, Cathy T.	Vice President, PIMCO.
Rudolph, Lynn	Vice President, PIMCO. Formerly, Head of Human Resources, ING.
Ruebesam, Roland	Vice President, PIMCO.
Ruthen, Seth R.	Executive Vice President, PIMCO.
Sakane, Yoshiyuki	Vice President, PIMCO.
Salastekar, Deepa A.	Vice President, PIMCO. Formerly, Managing Director, Bear, Stearns & Co., Inc.
Sargent, Jeffrey M.	Executive Vice President, PIMCO, Senior Vice President of Trust, PIMCO Variable Insurance Trust and ETF Trust.
Schaus, Stacy Leigh	Senior Vice President, PIMCO. Formerly, Principal, Hewitt Associates.
Schneider, Jerome M.	Executive Vice President, PIMCO. Formerly, Senior Managing Director, Bear, Stearns & Co., Inc.
Schneider, Patrick	Vice President, PIMCO.

Name	Business and Other Connections
Schuetz, Patricia Ann	Vice President, PIMCO. Formerly, Director, Credit Suisse Asset Management.
Schulist, Stephen O.	Senior Vice President, PIMCO.
Schultes, Adrian O.	Vice President, PIMCO. Formerly, Regional Director, Ibbotson Associates.
Schwab, Gerlinde	Vice President, PIMCO.
Schwab, Stephen D.	Vice President, PIMCO. Formerly, Vice President, Fidelity Investment.
Schwetz, Myckola	Senior Vice President, PIMCO.
Scibisz, Iwona E.	Vice President, PIMCO.
Scorah, Ian	Vice President, PIMCO. Formerly, Senior Investment Lawyer, Morley Fund Management Limited.
Seidner, Marc P.	Vice President, PIMCO. Formerly, Managing Director, Domestic Fixed Income Portfolio Manager, Harvard Management Company.
Sejima, Toru	Senior Vice President, PIMCO.
Seksaria, Rahul M.	Vice President, PIMCO.
Senne, Verena	Senior Vice President, PIMCO.
Serafino Jr., George P.	Vice President, PIMCO.
Sesay, Therenah	Vice President, PIMCO.
Shah, Sapna K.	Vice President, PIMCO.
Shaw, Matthew D.	Senior Vice President, PIMCO.
Sheehy, Erica H.	Vice President, PIMCO.
Shepherd, Julie M.	Vice President, PIMCO.
Shiroyama, Taro	Vice President, PIMCO.
Short, Jonathan D.	Executive Vice President, PIMCO.
Simon, W Scott	Managing Director, PIMCO.
Singal, Alka	Vice President, PIMCO.
Skobtsov, Ivan	Senior Vice President, PIMCO.
Smith, Kenton Todd	Senior Vice President, PIMCO. Formerly, Vice President, First Horizon.
Somersan-Coqui, Aylin	Vice President, PIMCO.
Sonner, Michael	Senior Vice President, PIMCO.
Soto, Alyssa Michele	Vice President, PIMCO.
Spajic, Luke	Executive Vice President, PIMCO. Formerly, Proprietary Trader, Goldman Sachs.
Spalding, Scott M.	Senior Vice President, PIMCO.
Spandri, Tobias	Vice President, PIMCO.
Spicijaric, Jennifer N.	Vice President, PIMCO.
Springer, Jeffrey	Senior Vice President, PIMCO.
Stack, Candice E.	Senior Vice President, PIMCO.
Stancil, Thomas A.	Vice President, PIMCO. Formerly Partner, Ashland Partners & Co., LLP
Staub, Christian M.	Senior Vice President, PIMCO.
Stauffer, Christina	Vice President, PIMCO.
Steele, Scott Patrick	Senior Vice President, PIMCO. Formerly, Chief Investment Officer, BMO Mutual Funds.
Steiner, Jason R.	Vice President, PIMCO. Formerly Consultant, Centerline Capital Group.

Name	Business and Other Connections
Stracke, Thibault C.	Executive Vice President, PIMCO. Formerly, Senior Credit Strategist, CreditSights.
Strauch, Joel Edward	Senior Vice President, PIMCO.
Stravato, Richard	Vice President, PIMCO.
Streiff, Thomas F.	Executive Vice President, PIMCO. Formerly, Managing Director, UBS Investment Bank.
Strelow, Peter G.	Executive Vice President, PIMCO.
Struc, Alexandru	Vice President, PIMCO.
Sun, Hao	Vice President, PIMCO.
Suo, Yuanyuan	Vice President, PIMCO.
Suskind, Donald W.	Vice President, PIMCO; Vice President, StocksPLUS Management Inc.
Taborsky, Mark A.	Executive Vice President, PIMCO. Formerly, Managing Director of External Management, Harvard Management Company.
Takano, Makoto	Managing Director, PIMCO.
Takeuchi, Ichiro	Vice President, PIMCO.
Takizuka, Hikaru	Vice President, PIMCO.
Tam Joe	Vice President, PIMCO.
Tamura, Maiko	Vice President, PIMCO. Formerly, Manager, AIG Japan Capital Investment Co., Ltd.
Tarman, Daniel	Executive Vice President, PIMCO.
Telish, Christine M.	Vice President, PIMCO.
Terry, Michael A.	Vice President, PIMCO. Formerly, Vice President, Morgan Stanley.
Tersin, Dominique	Vice President, PIMCO.
Theodore, Kyle J.	Senior Vice President, PIMCO.
Thompson, Michael Frazier	Senior Vice President, PIMCO.
Thurston, Powell C.	Senior Vice President, PIMCO.
To, Steven P.	Vice President, PIMCO.
Toloui-Tehrani, Ramin	Executive Vice President, PIMCO.
Tomlinson, Brian	Vice President, PIMCO.
Tournier, Eve	Executive Vice President, PIMCO. Formerly, Managing Director, Deutsche Bank AG.
Traber, Eva-Maria	Vice President, PIMCO.
Tran, Loc K.	Vice President, PIMCO.
Tredwell, Alonzo S.	Vice President, PIMCO.
Trevithick, Natalie	Senior Vice President, PIMCO.
Trovato, Michael J.	Vice President, PIMCO.
Tsubota, Shiro	Senior Vice President, PIMCO.
Tyson, Richard E.	Executive Vice President, PIMCO.
Tzemach, Y. Gayle	Vice President, PIMCO.
Upadhyay, Nishant	Vice President, PIMCO.
Vallarta-Jordal,Maria-Theresa F.	Senior Vice President, PIMCO.
Vames, Steven	Vice President, PIMCO.
van Akkeren, Marco	Senior Vice President, PIMCO. Formerly, Vice President, Goldman Sachs & Co.
van Bezooijen, Jeroen	Senior Vice President, PIMCO. Formerly, Executive Director, Goldman Sachs.
van De Zilver, Peter A.	Vice President, PIMCO.

Name	Business and Other Connections
van Heel, Marc	Executive Vice President, PIMCO.
van Zoelen, Henk Jan	Senior Vice President, PIMCO.
Veit, Konstantin	Vice President, PIMCO.
Velasco, Christine Ann	Vice President, PIMCO.
Velicer, Erik A.	Vice President, PIMCO.
Viana, David	Senior Vice President, PIMCO.
von der Linden, Greg	Vice President, PIMCO.
Walenbergh, Mark	Vice President, PIMCO.
Walker, Trent W.	Senior Vice President, PIMCO and Assistant Treasurer of Trust, PIMCO Funds and PIMCO Variable Insurance Trust. Vice President, StocksPLUS Management Inc.
Walsh, Lauren R.	Vice President, PIMCO.
Walther, Kasten	Vice President, PIMCO.
Ward, Jim	Executive Vice President, PIMCO.
Warner IV, Hansford B.	Vice President, PIMCO.
Watchorn, Michael	Senior Vice President, PIMCO.
Watford, Charles	Vice President, PIMCO.
Weil, Richard M.	Managing Director, PIMCO. Trustee and Senior Vice President of the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Weinberger, Michele Deborah	Vice President, PIMCO. Formerly, Vice President, Goldman Sachs Asset Mgmt.
Wendler IV, Paul F.	Vice President, PIMCO.
Werber, Keith A.	Vice President, PIMCO. Formerly, Vice President, Countrywide Securities Corporation.
White, Timothy C.	Senior Vice President, PIMCO.
Whitewolf, Lance E.	Vice President, PIMCO.
Whitton, Bransby M.	Senior Vice President, PIMCO.
Wild, Christian	Senior Vice President, PIMCO.
Wildermuth, Paul T.	Vice President, PIMCO.
Williams III, Charles A.	Vice President, PIMCO.
Williams, Jason A.	Vice President, PIMCO.
Wilner, Mitchell W.	Senior Vice President, PIMCO.
Wilson, John F.	Executive Vice President, PIMCO.
Wilson, Susan L.	Executive Vice President, PIMCO.
Winters, Kevin M.	Vice President, PIMCO.
Witt, Frank	Executive Vice President, PIMCO.
Wittkop, Andrew T.	Vice President, PIMCO.
Wolf, Greggory S.	Vice President, PIMCO.
Wong, Tammy Nguyen	Vice President, PIMCO
Wood, George H.	Executive Vice President, PIMCO.
Worah, Mihir P.	Executive Vice President, PIMCO.
Xu, Jianghua	Vice President, PIMCO.
Yamamoto, Shinichi	Senior Vice President, PIMCO.
Yang, Jing	Vice President, PIMCO.
Yasnov, Vadim I.	Vice President, PIMCO.
Yildiz, Sadettin	Vice President, PIMCO.
Yip, Jonathan	Vice President, PIMCO.
Yoon, Kenneth G.	Vice President, PIMCO.

Name	Business and Other Connections
Young, Robert O.	Executive Vice President, PIMCO. Formerly Managing Director, Global Capital Markets.
Yu, Anna W.	Vice President, PIMCO.
Yu, Cheng-Yuan	Executive Vice President, PIMCO.
Zerner, Mary	Vice President, PIMCO. Formerly Senior Vice President, Lazard Asset Management Limited – London.
Zhu, Changhong	Managing Director, PIMCO.

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors of America L.P. is 680 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors Distributors LLC is 1345 Avenue of the Americas, New York, New York, 10105.

The address of PS Business Parks, Inc. is 701 Western Avenue, Glendale, CA 91201.

The directors and officers of Research Affiliates LLC (“Research Affiliates”) and their business and other connections are as follows:

Name	Business and Other Connections
Arnott, Robert D.	Founder, Chairman, Chief Executive Officer
Hsu, Jason	Managing Director, Chief Investment Officer
Sherrerd, Katrina	Managing Director, Chief Operating Officer
Hennessy, David	Managing Director, Marketing
Nesbit, Janine	Managing Director
Harkins, Daniel M.	Chief Compliance and Legal Officer; Associate Director, Investment Operations
Li, Feifei	Director, Research
West, John	Director, Product Specialist
Larsen, Michael	Associate Director, Affiliate Relations

The address of Research Affiliates, LLC is 620 Newport Center Drive, Newport Beach, California, 92660.

Item 27.	Principal Underwriter

(a) Allianz Global Investors Distributors LLC (the “Distributor”) serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for the Allianz Funds. The Distributor is an indirect subsidiary of Allianz Global Investors of America L.P.

(b) The officers of the Distributor are:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Aarts, Erik M.	Managing Director	None
Anders, Michael L.	Vice President	None
Aronovitz, Jill L.	Vice President	None
Aymond, Colin C.	Senior Vice President	None
Basile, Isabella	Vice President	None
Bechor, David	Vice President	None
Berge, Wendy	Vice President	None
Biggers, Clark H.	Senior Vice President	None
Brannan, Mike	Senior Vice President	None
Brennan, Deborah P.	Vice President, Compliance Officer	None
Brenes, Jennifer Ann	Vice President	None
Brown, Matt	Senior Vice President	None
Bruce, Fred	Senior Vice President	None
Bulman, Bryce B.	Senior Vice President	None
Burke, Martin	Senior Vice President	None
Callinan, Richard E.	Senior Vice President	None
Cardillo, John T.	Vice President	None
Carroll, Catherine M.	Vice President	None
Caroll, John	Managing Director	None
Casenhiser, Christopher A.	Senior Vice President	None
Chhatwal, Inderjit	Vice President	None
Chung, Alice W.	Vice President	None
Clark, Kevin	Vice President	None
Colombo, Cindy	Vice President	None
Conlon, Rosemary T.	Vice President	None
Cotten, Lesley	Vice President, Senior Copywriter	None
Cox, Ira W.	Senior Vice President	None
Dane, Stephen J.	Senior Vice President	None
Davidson, Kellie E.	Assistant Secretary	None
DeBlasio, Kerry M.	Vice President	None
DeCicco, Lucianne	Vice President	None
DeNicolo, Paul	Senior Vice President	None
Dewar, Neil I.	Senior Vice President	None
Dieterle, Sean W.	Vice President	None
Dietrich, Marc R.	Vice President	None
Deitsch, Chaya S.	Vice President	None
Douvogiannis, Martha	Vice President	None
Downing, Eric D.	Senior Vice President	None
Eleccion, Joseph F.	Vice President	None
Ellis, Michelle N.	Vice President	None
Farrell, James C.	Vice President	None
Fessel, Jonathan P.	Senior Vice President	None
Francis, Christopher D.	Vice President	None
Frank, Megan L.	Vice President	None
Frederick, David G.	Vice President	None
Gaffney, Brian J.	Managing Director and Chief Executive Officer	None
Gallagher, Michael J.	Senior Vice President	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Galsim, Linda Shuen	Vice President	None
Georgiou, Patrice	Vice President	None
Gengo, Joseph	Senior Vice President	None
Gibbons, Michaela A.	Senior Vice President	None
Goodside, Scott B.	Vice President	None
Gray, Ronald H.	Senior Vice President	None
Hally, Dan	Senior Vice President	None
Hammond, Ned	Senior Vice President	None
Harrington, John	Vice President	None
Harry, Seon L.	Vice President	None
Hart, Jonathan C.	Senior Vice President	None
Hartnett, James T.	Vice President	None
Healey, William V.	Executive Vice President, Chief Legal Officer, Secretary	None
Higgins, Timothy J.	Senior Vice President	None
Hofmann, Christoph	Executive Vice President	None
Hooper, Kristina	Executive Vice President	None
Horan, Christopher	Senior Vice President	None
Howell, Steve	Vice President	None
Hui, Renee W.	Vice President	None
Hussey, John B.	Senior Vice President	None
Ip, Eileen	Vice President	None
Jettelson, Teresa	Vice President	None
Jobson, David B.	Executive Vice President	None
Kanode, Dustin	Vice President	None
Kervabon, Rose	Vice President	None
Kirk, Richard	Senior Vice President, Associate General Counsel	None
Klawitter, Patricia	Vice President	None
Klepacki, Jeffrey G.	Senior Vice President	None
Knaus, Bryan M.	Vice President	None
Knauss, Michael J.	Senior Vice President	None
Kobata, Matthew T.	Senior Vice President	None
Koth, Matthew A.	Vice President	None
Kravetzky, Leslie S.	Senior Vice President	None
Laut, Stephen	Senior Vice President	None
Leahy O’Connor, Brooke	Senior Vice President	None
Lewis, Robert J.	Senior Vice President	None
Lynch, William E.	Senior Vice President	None
Lyons, James F.	Senior Vice President	None
Maag, Troy C.	Vice President	None
Maher, John	Vice President	None
Maher, Sean P.	Vice President	None
Maloney, Andy	Senior Vice President	None
Martin, Colleen	Chief Financial Officer, Financial Operations Principal, Senior Vice President and Controller	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
McAdams, Ann	Senior Vice President	None
McCarthy, Peter J.	Senior Vice President	None
McGeever, Kimberly	Vice President	None
McMenamin, Joseph T.	Senior Vice President	None
Meyer, Wayne	Senior Vice President	None
Meyers, Andrew J.	Managing Director, Chief Operating Officer	None
Minnix, Joseph P.	Vice President	None
Misata, William A.	Vice President	None
Moxon, John G.	Vice President	None
Moyer, Fiora N.	Senior Vice President	None
Murphy, George	Senior Vice President	None
Murphy, Gregory J.	Senior Vice President	None
Murphy, Kerry A.	Senior Vice President	None
Neugebauer, Phil J.	Managing Director	None
Nguyen, Vinh T.	Senior Vice President, Treasurer	None
Nickodemus, Paul R.	Senior Vice President	None
Nishimi, Ryne A.	Senior Vice President	None
Nizzardo, Jeffrey P.	Vice President	None
Ohstrom, Debra C.	Vice President	None
Orr, Kelly	Senior Vice President	None
Pearlman, Joffrey H.	Senior Vice President	None
Peluso, Ralph A.	Senior Vice President	None
Pisapia, Glynne	Senior Vice President	None
Plump, Steven B.	Executive Vice President	None
Poplarski, Greg H.	Vice President	None
Prasad, Satya A.	Vice President	None
Prendergast, Shivaun C.	Vice President	None
Prinstein, Peter M.	Vice President	None
Puntoriero, Michael J.	Managing Director	None
Quigley, Jennifer	Senior Vice President	None
Quirk, Joseph S.	Executive Vice President	None
Rheingold, Joni H.	Senior Vice President	None
Rial, Julie	Vice President	None
Riccio, Frank J.	Vice President	None
Ridolfo, Francis N.	Vice President	None
Rokose, Robert J.	Managing Director	None
Rose, Scott	Senior Vice President	None
Rosoff, Jay S.	Managing Director	None
Rotondi, John	Vice President, Chief Compliance Officer	None
Rudman, Stephen M.	Senior Vice President	None
Scanlan, Thomas H.	Senor Vice President	None
Schival, Timothy	Vice President	None
Shanley, Kevin M.	Senior Vice President	None
Siemon, Jr., Frank E.	Senior Vice President	None
Simutis, Christopher T.	Senior Vice President	None
Slattery, Peter L.	Senior Vice President	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Small, Ernesto	Senior Vice President	None
Smith, Cathy	Executive Vice President	None
Smith Jr., Eugene M.	Senior Vice President	None
Smith, Jeffrey L.	Vice President	None
Smith, Marty	Senior Vice President	None
Sorenson, Linda M.	Senior Vice President	None
Stahl, Cathleen Meere	Senior Vice President	None
Stepanov, Vadim V.	Vice President	None
Stergiou, John J.	Vice President	None
Storlie, Steven R.	Vice President	None
Straughn, Ruth A.	Senior Vice President	None
Sutherland, Eric M.	Managing Director	None
Taha, Raad J.	Vice President	None
Teceno, Fred	Senior Vice President	None
Thomas, Jr., William H.	Managing Director	None
Thompson, Kathleen C.	Senior Vice President	None
Tiedemann Jr., Barrie L.	Senior Vice President	None
Toner, William T.	Senior Vice President	None
Triolo, Richard	Senior Vice President	None
Wagner, Keith C.	Managing Director	None
Warkow, Brenda C.	Senior Vice President	None
Weichbrodt, Austin A.	Vice President	None
Welker, Steve J.	Senior Vice President	None
Whitehouse, Scott	Senior Vice President	None
Willbrand, James Kevin	Vice President	None
Willett, Nick	Senior Vice President	None
Wilmot, Andrew J.	Managing Director	None
Wingate, Justin R.	Vice President	None
Zamore, Neal A.	Senior Vice President	None
Zimmerman, Glen A.	Senior Vice President	None

*	The business address of all officers of the Distributor is 1345 Avenue of the Americas, 4th Floor, New York, NY 10105, or 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

Item 28.	Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 22(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania Ave., Kansas City, Missouri 64105, Boston Financial Data Services - Midwest, 330 W. 9th Street, Kansas City, Missouri 64105 and Boston Financial Data Services, Inc., P.O. Box 8050, Boston, Massachusetts 02266-8050.

Item 29.	Management Services

Not applicable

Item 30.	Undertakings

Not applicable

23

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 18th day of November, 2009.

PIMCO FUNDS
(Registrant)

By:
Brent R. Harris*, President

*By:	/s/ ROBERT W. HELM
Robert W. Helm
as attorney-in fact

*	Pursuant to power of attorney filed with Post-Effective Amendment No. 36 to Registration Statement No. 33-12113 on July 11, 1997.